Exhibit 99.2

First Quarter 2007 Financial Review and Analysis (Unaudited) April 24, 2007

Forward-Looking Statements Certain information presented in this document may constitute "forward-looking" statements. These statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; foreign currency exchange rates; worldwide and local economic conditions; impact of competitive products and pricing; selling prices; impact of legal proceedings, including the Canadian Department of Justice and the Australian Competition and Consumer Commission investigations into industry competitive practices, and any related proceedings or lawsuits pertaining to these investigations or to the subject matter thereof or of the concluded investigations by the U.S. Department of Justice ("DOJ") and the European Commission (including purported class actions seeking treble damages for alleged unlawful competitive practices, and a purported class action related to alleged disclosure and fiduciary duty violations pertaining to alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; impact of epidemiological events on the economy and the Company's customers and suppliers; successful integration of acquisitions; financial condition and inventory strategies of customers; timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in the Company's SEC filings. Forward looking statements pertaining to Avery Dennison's pending acquisition and integration of Paxar include statements relating to expected synergies, cost savings, timing, and execution of integration plans. Risks, uncertainties and assumptions pertaining to the transaction include the possibility that the market for and development of certain products and services may not proceed as expected; that the Paxar acquisition does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed acquisition, the businesses of the companies suffer due to uncertainty or diversion of management attention; that the parties are unable to successfully execute their integration strategies, or achieve planned synergies and cost reductions, in the time and at the cost anticipated or at all; acquisition of unknown liabilities; effects of increased leverage; and other matters that are referred to in the parties' SEC filings. The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company's products; (2) the impact of competitors' actions, including expansion in key markets, product offerings and pricing; (3) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases (and previously implemented selling price increases can be sustained), without a significant loss of volume; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions. The financial information presented in this document represents preliminary, unaudited financial results. Slide 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial statements accompanying the earnings news release for the quarter. (See Attachments A-2 through A-6 to Exhibit 99.1, news release dated April 24, 2007.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., gains on sales of assets, restructuring charges, asset impairments, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. (See Attachment A-2 of Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. Slide 3

Overview Net sales increased 3.9% over prior year Adjusted unit volume growth was approx. 3% (adjusted for product line divestitures, impact of Q4-06 forward buy related to January price increase in office products binder category, and exited low-margin business) Underlying unit volume growth improved sequentially for the Pressure Sensitive Materials (PSM) segment, offset by slowdown in Office & Consumer Products and Retail Information Services The sequential improvement for PSM was driven by acceleration in international markets Following a weak start to the quarter, the unit volume trend in the roll materials business in the U.S. improved in March Effect of changes in price and mix was essentially neutral

Overview (continued) Operating margin before restructuring and asset impairment charges increased by 10 basis points Benefits from 2006 restructuring and other productivity improvements were partially offset by negative segment mix, transition costs associated with new productivity improvement actions, and higher costs related to IT investments Reported E.P.S. of $0.80 includes $0.02 in restructuring and asset impairment charges for new productivity actions initiated in Q4-06 Annualized savings associated with these actions are expected to total approximately $11 to $13 million of savings for 2008 Transition costs incurred in the first half of the year will be offset by savings in the second half

Core volume growth (est.) 1.5% 1.0% 3.0% 1.0% 1.5% Comparability adjustments(1) 0.5% 1.5% (0.5)% (0.5)% 1.5% "Underlying" volume growth 2.0% 2.5% 2.5% 0.5% 3.0% Reported Sales Growth (0.4)% (0.1)% 4.6% 3.5% 3.9% Management Analysis of Underlying Sales Trends (continuing operations) (1) Adjustments for comparability: Q1-06 to Q4-06 - Decision to exit certain low margin private label business; shift in timing of back-to-school orders from Q2 to Q3 (return to normal order pattern); prior year short-term benefit of competitor plant strike in Europe (Q2 only); and forward buy in Q4 related to January price increase Q1-07 - Decision to exit certain low margin business; price-related forward buy in Q4-06 that pulled sales out of Q1-07. (2) Reported Sales Growth less the impacts of foreign currency translation, acquisition and divestitures, and comparability adjustments (calculation may not tie due to rounding). Q1-06 Q2- 06 Q3-06 Q4-06 Adj. Organic Sales Growth(2) 3.0% 3.4% 3.4% 1.4% 2.5% Other factors impacting reported sales growth: Acquisitions, Net of Divestitures (0.3)% (1.4)% (1.1)% (1.1)% (0.8)% Price/Mix + 1% + 1% + 1% + 1% ~ flat Currency (2.7)% (0.3)% 1.8% 2.6% 3.5% Q1-07

Gross Profit Margin (Total Company) 26.2% 26.6% 27.6% Operating Margin (non-GAAP*): Pressure-Sensitive Materials 9.7% 8.9% 9.4% Office and Consumer Products 12.6% 15.3% 18.0% Retail Information Services 4.6% 6.4% 7.6% Other Specialty Converting 6.8% 4.0% 1.5% Total Company 8.4% 8.3% 9.0% Impact of RFID on reported margin: (0.4)% (0.6)% (0.5)% Total Company Excluding RFID 8.8% 8.9% 9.5% * Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-5 of Exhibit 99.1. Q1-07 Q1-06 Q4-06 Margin Analysis (continuing operations)

Key Factors Impacting Margin Gross profit margin declined 35 basis points compared with prior year to 26.2% Benefits from 2006 restructuring and other productivity improvements were more than offset by unfavorable segment mix and transition costs associated with new productivity improvement actions Marketing, general and administrative (MG&A) expense ratio improved 45 basis points to 17.9% Absolute MG&A spending increased by approx. $4 mil. vs. prior year, due to currency translation ($7 mil.), partially offset by net restructuring savings Sequentially, MG&A spending declined due to lower marketing spend (related to Q4 promotion in office products) and reduced stock option expense, as well as seasonal factors

PRESSURE-SENSITIVE MATERIALS Reported sales of $860 mil., up 9.2% compared with prior year Organic sales growth of approx. 5% Change in sales for roll materials business by region, adjusted for the effect of currency: Mid single-digit growth in Europe (largest region for this business) North America down low single digits (volume decline comparable to 2H-06, driven by weak start to quarter... trend improved in March) Double-digit growth in Asia and Latin America Graphics & Reflective business increased at mid single-digit rate before currency (strong international growth offset decline in the US) Excluding restructuring and asset impairment charges, operating margin increased by 80 basis points to 9.7% due to benefit of restructuring and other productivity initiatives Q1-2007 Segment Overview

Q1-2007 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $214 mil., down 10.6% compared with prior year Divestiture of filing product lines in Europe represented 3.4 points of sales decline Impact of Q4 forward buy in anticipation of January price increase for binders reduced sales by estimated 5 points in the quarter Currency contributed approx. 2 points of growth Organic sales decline of approx. 4% adjusted for year-on-year comparability issues, due in part to customer inventory de-stocking Excluding restructuring charges, operating margin declined 270 basis points to 12.6% Benefit of productivity initiatives was more than offset by reduced fixed cost leverage (primarily related to Q4 pre-buy) and transition costs associated with 2007 restructuring actions

Q1-2007 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $156 mil., up 1.6% compared with prior year Organic sales decline of approx. 1%, driven by lower sales in woven label and fastener product lines Excluding restructuring and asset impairment charges, operating margin declined 180 basis points to 4.6% Benefits of restructuring were more than offset by modest price reductions and material cost inflation, as well as higher spending associated with investments in information technology and employee-related costs in Asia OTHER SPECIALTY CONVERTING Reported sales of $159 mil., up 1.8% compared with prior year Adjusting for exited low margin business, prior year divestiture, and currency, sales increased on an organic basis by approx. 3% Operating margin increased by 280 basis points to 6.8% Margin improvement driven by benefit of productivity initiatives and reduction in loss from RFID

First Quarter Cash Flow and Debt-To-Total Capital Millions, except as noted 2007 2006 Cash flow from operations $ 11.9 $ 21.7 Payment for capital expenditures $ 56.4 $ 51.5 Payment for software and other deferred charges $ 15.0 $ 8.8 Free Cash Flow(1) $(59.5) $(38.6) Dividends $ 42.7 $ 42.8 Share Repurchase $ 58.4 -- Total debt to total capital 39.5% 41.2% (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges

Key Assumptions: Excludes impact of pending Paxar acquisition Reported revenue guidance unchanged at 2% to 5%, with higher expected benefit from currency offset by modest decline from price/mix Other assumptions for the year unchanged from January outlook: Moderate inflation in raw material costs largely offset with benefit from global sourcing strategies, material cost-outs, and selective price increases Operating margin of 9.5% to 10.5% Interest expense of $50 to $60 mil. Tax rate in the range of 20% to 22% Top-line growth will be key determinant of outcome within guidance range; low end of range assumes no pick-up in growth relative to 2006 pace 2007 Earnings Guidance: Key Considerations

2007 Earnings and Free Cash Flow Guidance 2007 Guidance Reported (GAAP) Earnings Per Share $3.95 - $4.25 Add Back: Estimated Restructuring and Asset Impairment Charges* $0.05 - $0.10 Adjusted (non-GAAP) Earnings Per Share $4.05 to $4.30 * Subject to upward revision as plans are finalized Capital Expenditures & Investments in Software $210 to $225 mil. Free Cash Flow (before acquisitions and share repurchase) $350 to $400 mil. (updated 4/24/07)